SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  August 23, 2000

                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)


          Delaware                      0-24848                75-2559089
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     (State or other             (Commission File No.)      (IRS Employer
jurisdiction of incorporation)                           Identification Number)


1200 South Beckham Avenue, Tyler, Texas                        75701-3319
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

         On August 23, 2000, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

 Exhibit                                                            Sequential
 Number                       Description                            Page No.
 -------                      -----------                           ----------
    99          News release, published on August 23, 2000.              6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EAST TEXAS FINANCIAL SERVICES, INC.



Date:  August 23, 2000               By: /s/ GERALD W. FREE
                                       --------------------------------
                                       Gerald W. Free
                                       Vice Chairman, President and CEO